UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                        Date of Report: February 8, 2001
                        (Date of earliest event reported)


                                   LMKI, INC.
             (Exact name of registrant as specified in its charter)


           Nevada                        0-26578                 33-0662114
(State or other jurisdiction of   (Commission File Number)      (IRS Employer
       incorporation)                                        Identification No.)


            3355 Michelson Drive, Suite 300, Irvine, California 92612
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (949) 794-3000

                                 Not applicable
          (Former name or former address, if changed since last report)

Item 1.  Change in control of registrant.

Not applicable.

Item 2. Acquisition or disposition of assets.

Not applicable.

Item 3. Bankruptcy or receivership.

Not applicable.

Item 4. Changes in registrant's certifying accountant.

Not applicable.

Item 5. Other.

On Wednesday, February 7, 2001, LMKI, Inc. (the "Company") announced to the public in a press release that its new corporate name is "Myrient, Inc." The Company has completed the formal change with all necessary approval from the Board of Directors and a majority of the Shareholders, and will begin trading with the stock ticker symbol "MYNT" on Thursday, February 8, 2001.

Item 6. Resignations of registrant's directors.

Not applicable.

Item 7.  Financial Statements and Exhibits.

Press Release on February 7, 2001.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Irvine, State of California, on February 8, 2001.

                                                 LMKI, INC.

                                             By  /S/  BRYAN L. TURBOW
                                                 ----------------------
                                                 Bryan L. Turbow
                                                 President

                                   LMKI, INC.
                         3355 MICHELSON DRIVE, SUITE 300
                            IRVINE, CALIFORNIA 92612


To Our Stockholders:

         Notice is hereby given that on September 14, 2000 the Board of Directors and the holders of a majority of the issued and outstanding voting securities (the "CONSENTING STOCKHOLDERS") of LMKI, Inc., a Nevada corporation (the "COMPANY"), approved the following action by the Company:

         Amendment to Article One of the Company's Articles of Incorporation changing the Company's name from LMKI, Inc. to Myrient, Inc.

         The Board of Directors fixed the close of business on September 14, 2000 as the record date for the determination of stockholders entitled to vote with respect to the above action. The Consenting Stockholders, whose outstanding securities represent approximately 66.2% of the Company's outstanding securities entitled to vote on the above action, have consented to the above action. Therefore, because the Company has the requisite amount of stockholder votes necessary to approve this action, the Company does not intend to hold a special stockholders meeting to consider this action and is not soliciting proxies from the other stockholders. In lieu thereof, the Company has prepared an Information Statement pursuant to Section 14c of the Securities Exchange Act of 1934 describing the action, which is expected to become fully effective on or about March 9, 2001.

         All necessary corporate approvals in connection with the matters referred to herein have been obtained.

                                         By Order of the Board of Directors

                                         /s/ Bryan Turbow

                                         Bryan Turbow
                                         President

Irvine, California
February 8, 2001

                                   LMKI, INC.
                         3355 MICHELSON DRIVE, SUITE 300
                            IRVINE, CALIFORNIA 92612

                    ----------------------------------------

                              INFORMATION STATEMENT
                    ----------------------------------------


         WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

         This Information Statement is being furnished to the stockholders of record as of September 14, 2000 (the "RECORD DATE") of LMKI, Inc., a Nevada corporation (the "COMPANY") in connection with an amendment to the Company's Articles of Incorporation, changing the Company's name from LMKI, Inc. to Myrient, Inc. On September 14, 2000, the Board of Directors and the holders of a majority of outstanding voting securities of the Company on the Record Date (the "CONSENTING STOCKHOLDERS") approved the amendment to the Articles of Incorporation by written consent. A copy of the Unanimous Written Consent of the Board of Directors and a copy of the Written Consent of the Majority Stockholders are attached as EXHIBIT "A" and EXHIBIT "B," respectively. The Company will cause the amendment to the Articles of Incorporation to become effective twenty (20) days after this Information Statement is first sent to the stockholders of the Company.

                         REQUISITE STOCKHOLDER APPROVAL
                         ------------------------------

OUTSTANDING SECURITIES AND VOTING RIGHTS

         As of the Record Date, there were issued and outstanding 41,796,795 shares of the Company's common stock, $0.001 par value (the "COMMON STOCK") and 3800 shares of the Company's preferred stock, $0.001 par value (the "PREFERRED STOCK"). The Consenting Stockholders held approximately 27,680,000 shares of Common Stock, or approximately 66.2% of the Company's issued and outstanding Common Stock.

         Each holder of Common Stock would normally be entitled to one vote in person or by proxy for each share of Common Stock in his or her name on the books of the Company, as of the Record Date, on any matter submitted to the vote of stockholders. However, under Nevada Revised Statutes Section 78.315(2), any action which may be taken at a stockholders' meeting may be taken by written consent of the requisite number of stockholders required to take such action. The approval of the amendment to the Articles of Incorporation requires the affirmative vote or written consent of a majority of the Company's outstanding Common Stock. On September 14, 2000, the Consenting Stockholders consented to the amendment to the Articles of Incorporation changing the name of the Company from LMKI, Inc. to Myrient, Inc.

         The corporate action described in this Information Statement will not afford the stockholders the opportunity to dissent from the action described herein or to receive an agreed or judicially appraised value for their shares.

THE CONSENTING STOCKHOLDERS

         Stockholders of the Company, representing voting rights equal to approximately 66.2% of the shares entitled to vote on Company matters, have delivered written consents to amend the Articles of Incorporation. The following table summarizes the security ownership of the Consenting Stockholders of the
Company:

                              Number of Common                Percentage of
                           Shares Entitled to Vote            Common Stock
      Name                   As of Record Date             As of Record Date
      ----                   -----------------             -----------------
William Kettle                   15,680,000                       37.5%
Bryan Turbow                     12,000,000                       28.7%

         These shares represent approximately 66.2% of the outstanding Common Stock of the Company. Therefore, the proposal has been approved by written consent of the Consenting Stockholders and will take effect twenty (20) days after this Information Statement is first sent to the stockholders.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information as to the beneficial ownership of the capital stock of the Company as of September 14, 2000, by: (i) each person known to the Company to beneficially own more than five percent (5%) of the capital stock of the Company; (ii) each of the Company's directors; (iii) certain of the Company's executive officers; and (iv) all executive officers and directors as a group.

                                                                                                  Approximate
Name                           Address                               No. of Shares Owned       Percentage Owned
--------------------------------------------------------------------------------------------------------------------
William J. Kettle (1)(3)       1720 East Garry Ave., Suite 201          15,680,000                  37.5%
                               Santa Ana, CA 92705
Bryan L. Turbow (2)            3355 Michelson Dr., Suite 300
                               Irvine, CA 92612                         12,000,000                  28.70%
Barry Hall (2)                 3861 Sepulveda Blvd.
                               Culver City, CA 90230                      50,000                      *
Teresa Throenle (2)            8303 Alondra Boulevard, 2nd Fl
                               Paramount, CA 90723                        25,000                      *
John W. Diehl, Jr. (4)         2972 Mindanao Drive
                               Costa Mesa, CA 92626                       500,000                    1.2%
A. Maria Kettle (1)            1720 East Garry Ave., Suite 201
                               Santa Ana, CA 92705                        20,000                      *
Christopher Capadouca (2)(7)   3355 Michelson Dr., Suite 300
                               Irvine, CA 92612                           100,000                     *
Named Officers and Directors
as a Group (3 persons)                         -                        12,250,000                   29%

---------------

*     Less than 1%
(1) William J. Kettle and Maria Kettle resigned from all positions with Company effective August 8, 2000. The shares held by William Kettle are subject to an irrevocable proxy pursuant to which all shares held by him in excess of 19.99% of the outstanding shares are voted by Barry Hall, Leonard Kajimoto, and Peter Hobbs as proxy holders.
(2)   Current Officer and/or Director.
(3) Includes 7,000,000 shares held by the Chapman Group, a trust in which William Kettle is the Trustee.
(4)   John Diehl resigned as Chief Financial Officer on August 28, 2000.
(5)   Represents options to purchase 50,000 shares of common stock.
(6)   Represents options to purchase 25,000 shares of common stock.
(7)   Represents options to purchase 100,000 shares of common stock.


         Beneficial ownership is determined in accordance with the rules of the Commission and generally includes voting or investment power with respect to securities. Shares of stock subject to options or warrants currently exercisable, or exercisable within 60 days, are deemed outstanding for purposes of computing the percentage of the person holding such options or warrants, but are not deemed outstanding for purposes of computing the percentage of any other person.

                            CHANGE OF CORPORATE NAME
                            ------------------------

         The Board of Directors and the Consenting Stockholders have approved and consented to an amendment to Article One of the Articles of Incorporation, changing the name of the Company from LMKI, Inc. to Myrient, Inc.

REASON FOR THE AMENDMENT

         LMKI is in the process of streamlining its operations and refining its focus and image in an effort to better respond to new business opportunities. The Board of Directors believes that a new name is necessary to help achieve this broad objective. The new name will convey an image of the new company as a managed service provider, focused on providing its users with a wide range of broadband network solutions. Additionally, the new name will highlight the Company's new management and paradigm.

OTHER BUSINESS

         No further business will be transacted by Written Consent to corporate action in lieu of meeting of stockholders to which this Information Statement pertains.

COSTS OF INFORMATION STATEMENT

         This Information Statement has been prepared by the Company and its Board of Directors, and the Company will bear the costs of distributing this Information Statement to stockholders, including the expense of preparing, assembling, printing, and mailing the Information Statement and attached materials. Although there is no formal agreement to do so, the Company may reimburse banks, brokerage houses, and other custodians, nominees and fiduciaries for their reasonable expenses in forwarding this Information Statement and related materials to stockholders. The Company may pay for and use the services of other individuals or companies not regularly employed by the Company in connection with the distribution of this Information Statement if the Board of Directors of the Company determines that this is advisable.

                                      By Order of the Board of Directors

                                      Bryan Turbow
                                      Chief Executive Officer

                                    EXHIBIT A

               UNANIMOUS WRITTEN CONSENT OF THE BOARD OF DIRECTORS
               ---------------------------------------------------

                            UNANIMOUS WRITTEN CONSENT
                            OF THE BOARD OF DIRECTORS
                                       OF
                                   LMKI, INC.,
                              A Nevada corporation


         The undersigned, being all of the directors of LMKI, Inc., a Nevada corporation (the "Corporation"), acting pursuant to the authority vested in them by Nevada Revised Statutes Section 78.315(2), hereby adopt the following recitals and resolutions by their unanimous written consent thereto, effective September 14, 2000, hereby waiving all notice to and the holding of a meeting of the Board of Directors (the "Board") to act upon such resolutions.

                        AMENDED ARTICLES OF INCORPORATION
                        ---------------------------------

         WHERESAS, the Board deems it to be in the best interest of the Corporation to amend the Articles of Incorporation of the Corporation to change the name of the Corporation from "LMKI, Inc." to "Myrient, Inc."

         RESOLVED, that Article One of the Articles of Incorporation of the Corporation be amended and restated in its entirety as follows:


                  FIRST: The name of the corporation shall be Myrient, Inc.


         RESOLVED, that the officers of the Corporation are, and each acting alone is, hereby authorized and directed to solicit the necessary shareholder approval of the foregoing amendments to the Articles of Incorporation of the Corporation; and

         RESOLVED FURTHER, that, upon shareholder approval of the foregoing amendments to the Articles of Incorporation of the Corporation, the officers of the Corporation are, and each of them hereby is, authorized and directed, for and on behalf of the Corporation, to execute and file an amendment to the Articles of Incorporation with the Nevada Secretary of State, in the form and manner required by the laws of the State of Nevada, to execute and deliver all certificates, authorizations and other written instruments and in general to do all acts necessary or appropriate to carry out the purposes of all of the foregoing resolutions.


                  COUNTERPART EXECUTION, FACSIMILE TRANSMISSION
                  ---------------------------------------------


         RESOLVED, that this Unanimous Written Consent may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same original; and

RESOLVED FURTHER, that the directors of the Corporation may deliver their executed counterparts of this Unanimous Written Consent to the Secretary of the Corporation by facsimile transmission, and no confirmation of such delivery by the mailing or personal delivery of an executed original of this Unanimous Written Consent to the Secretary of the Corporation shall be required in order for this Unanimous Written Consent to be effective.

         IN WITNESS WHEREOF, the undersigned, being all of the directors of the Corporation, have executed this Unanimous Written Consent of the Board of Directors of LMKI, Inc. to be effective as September 14, 2000.


/s/ Jeanette Hall                             /s/ Bryan Turbow
------------------------------                ------------------------------
Jeanette Hall                                 Bryan Turbow


/s/ Teresa M. Throenle                        /s/ Barry Hall
------------------------------                ------------------------------
Teresa M. Throenle                            Barry Hall

                                    EXHIBIT B

                 WRITTEN CONSENT OF THE MAJORITY OF STOCKHOLDERS
                 -----------------------------------------------

                                 WRITTEN CONSENT
                          OF THE MAJORITY STOCKHOLDERS
                                 OF LMKI, INC.,
                              A NEVADA CORPORATION


         The undersigned, being the majority stockholders of LMKI, INC., a Nevada corporation (the "Corporation"), acting pursuant to the authority of Nevada Revised Statutes Section 78.320(2), hereby adopt the following recitals and resolutions by written consent thereto, effective as of September 14, 2000, hereby waiving all notice to and the holding of a meeting to act upon such resolutions.


                        AMENDED ARTICLES OF INCORPORATION
                        ---------------------------------

         WHEREAS, it is deemed to be in the best interest of the Corporation to amend the Articles of Incorporation of the Corporation to change the name of the Corporation from "LMKI, Inc." to "Myrient, Inc."

         RESOLVED, that Article One of the Articles of Incorporation of the Corporation be amended and restated in its entirety as follows:

         FIRST:  The name of the corporation shall be Myrient, Inc.

         IN WITNESS WHEREOF, the undersigned, being the majority stockholders of the Corporation, have executed this Written Consent of the Majority Stockholders of LMKI, Inc. effective as of September 14, 2000.


                               /s/ Bryan Turbow
                               -------------------------------------------------
                               BRYAN TURBOW
                               (Holder of 31.8% of Common Stock)

                               Voting proxy for William J. Kettle's shares (20%) Requires 2 of the 3 signors below

                               /s/ Barry Hall
                               -------------------------------------------------
                               Barry Hall


                               /s/ Leonard Kajimoto
                               -------------------------------------------------
                               Leonard Kajimoto



                               -------------------------------------------------
                               Peter Hobbs